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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THOMAS GROUP, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THOMAS GROUP, INC.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039-3714

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 22, 2011

To our Stockholders:

        The 2011 Annual Meeting of Stockholders of Thomas Group, Inc. will be held on Wednesday, June 22, 2011 at 9:00 a.m., Central Daylight Time, at our corporate offices located at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039, for the following purposes:

          (1)   to elect four persons to serve as directors until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

          (2)   to ratify the appointment of Hein & Associates LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2011; and

          (3)   to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Our Board of Directors has set May 5, 2011 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to receive notice of and to vote on matters coming before the Annual Meeting and any adjournment or postponement of that meeting.

        We are furnishing proxy materials to our stockholders primarily over the Internet. We also are providing an option for you to vote your shares over the Internet or via a toll-free telephone number. This process expedites our stockholders' receipt of proxy materials, lowers the costs of our Annual Meeting, helps to conserve natural resources, and provides voting convenience for our stockholders. On or about May 13, 2011, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials. That Notice of Internet Availability contains instructions on how you can access our 2011 Proxy Statement and Annual Report on Form 10-K and how you can vote your shares over the Internet or via the toll-free telephone number.

        The Notice of Internet Availability also provides information on how to request a paper copy of the proxy materials, including a paper proxy card, if you so choose. If you prefer not to vote over the Internet or via telephone and you request a paper copy, you may vote in the traditional manner by signing, dating and mailing the proxy card in the envelope that will be provided upon your request.

        Stockholders are cordially invited to attend the Annual Meeting in person; however, regardless of whether you plan to attend the meeting in person, your vote is important, and we encourage you to cast your vote as promptly as possible. Your prompt response is necessary to ensure that your shares are represented at the meeting.

By Order of the Board of Directors,
MICHAEL E. McGRATH Executive Chairman, President and Chief Executive Officer

Irving, Texas
April 29, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2011:

Our Proxy Statement and Annual Report on Form 10-K are available free of charge at
www.edocumentview.com/TGIS.

THOMAS GROUP, INC.

5221 N. O'Connor Boulevard
Suite 500
Irving, Texas 75039-3714

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 22, 2011

GENERAL INFORMATION ABOUT THE MEETING

Solicitation of Proxies

        Thomas Group, Inc. is furnishing you this proxy statement on behalf of its Board of Directors to solicit proxies in connection with the Annual Meeting of Stockholders to be held on June 22, 2011 at 9:00 a.m., Central Daylight Time, at our corporate offices located at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039.

Internet Availability of Proxy Materials

        We are making this proxy statement and our annual report on Form 10-K available to our stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites our stockholders' receipt of proxy materials, lowers the costs of the Annual Meeting and helps to conserve natural resources.

        This proxy statement and our annual report on Form 10-K are available free of charge for viewing or printing at www.edocumentview.com/TGIS.

        On or about May 13, 2011, we are mailing to each stockholder a Notice of Internet Availability of Proxy Materials. That Notice of Internet Availability contains instructions on how you can access and review the proxy materials, including your proxy card, on the Internet. You have the option to vote your shares over the Internet or via a toll-free telephone number. The Notice of Internet Availability contains instructions on how you can vote your shares in either of these manners. Voting authorizations submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 21, 2011.

        If you receive a Notice of Internet Availability by mail, you will not receive a paper copy of the proxy materials unless you request one. The Notice of Internet Availability contains instructions on how you can request and receive a paper copy of those documents, including a paper proxy card, free of charge. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability.

        If you prefer not to vote over the Internet or via telephone and you request a paper copy of the proxy materials and proxy card, you may vote in the traditional manner by signing, dating and mailing the proxy card in the envelope that will be provided upon your request.

        If your shares are held in "street name" by a bank or brokerage firm, your bank or brokerage firm may provide you with a Notice of Internet Availability. Follow the instructions on that Notice of Internet Availability to access our proxy materials and vote online or to request a paper copy of our proxy materials. If you received these materials in paper form, the materials include a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares.

Matters to be Acted Upon at the Meeting

        As stated in the notice to which this proxy statement is attached, the following matters are to be acted upon at the Annual Meeting:

  •
  the election to the Board of Directors of four persons to serve as directors until our 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

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  the ratification of the appointment of Hein & Associates LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2011; and

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  the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Management does not intend to present any business at the Annual Meeting for a vote, other than the matters in the notice, and has no information that others will do so. If other matters requiring a vote of the stockholders are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them according to their judgment on those matters.

Record Date and Shares Outstanding

        Our Board of Directors has established May 5, 2011 as the record date. All holders of record of shares of our common stock, par value $.01 per share, at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 29, 2011, we had outstanding 2,226,553 shares of common stock. Each share of common stock is entitled to one vote.

Quorum and Voting

        The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote as of the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker "non-votes" will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker "non-votes" occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial holder with respect to that matter. If a quorum is not present, stockholders entitled to vote and present either in person or represented by proxy at the Annual Meeting have the power to adjourn the meeting from time to time without notice until a quorum is present or represented. In that case, the persons named in the accompanying form of proxy intend to vote the shares represented by the proxies held by them for an adjournment. If your shares of common stock are withheld in the election of the nominees for director, however, the proxy holders will not use their discretion to vote your shares in favor of any adjournment or postponement of the Annual Meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

        A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present, is required for the election of directors. Accordingly, if a quorum is present at the Annual Meeting, the four persons receiving the greatest number of votes cast at the Annual Meeting will be elected to serve as directors. Thus, abstentions and broker "non-votes" will not affect the outcome of the election of directors.

        A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present, is required to ratify the appointment of Hein & Associates LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2011. In accordance with Delaware law, abstentions will have the same effect as a vote against the proposal. Although counted for quorum purposes, in accordance with Delaware law, broker "non-votes" will not be treated as votes cast and will therefore not affect the outcome of the ratification of the appointment of independent registered public accountants.

 Voting by Proxy

        The shares of common stock represented by each valid proxy will be voted in accordance with the instructions given on the proxy. If a valid proxy for a registered holder is received but no instructions are indicated, the proxy will be voted as follows:

  •
  FOR the four nominees to our Board of Directors named in this proxy statement;

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  FOR the ratification of the appointment of Hein & Associates LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2011; and

  •
  at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

        Any stockholder has the unconditional right to revoke his or her proxy at any time before it is voted. Any proxy given may be revoked by (1) providing a written notice of revocation duly signed and delivered to our Secretary prior to the voting of the proxy, (2) executing a later-dated proxy, or (3) voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a later-dated proxy will not constitute revocation of a proxy).

Expenses of Proxy Solicitation

        We will pay the expenses of this proxy solicitation. In addition to the solicitation by mail, some of our officers and regular employees may solicit proxies personally or by telephone, if deemed necessary. We will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares, which are held of record by the brokers and fiduciaries, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. We may elect to hire a proxy solicitor to solicit proxies for the Annual Meeting. We estimate the fees and expenses of a proxy solicitor, if any is retained, to be approximately $5,000.

PROPOSAL NUMBER 1—ELECTION OF DIRECTORS

        Our Bylaws provide that the number of directors constituting our Board of Directors shall not be less than one and shall be fixed from time to time exclusively by the Board of Directors. Edward P. Evans, a valued director since 2005, passed away on December 31, 2010. The Board of Directors did not nominate an individual to fill the vacancy resulting from the death of Mr. Evans, but instead reduced the size of the Board of Directors from five to four members. The remaining four directors listed below will stand for reelection at the 2011 Annual Meeting of Stockholders for a one year term to hold office until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Our Board of Directors has determined that three of the nominees for director, Gen. John T. Chain, Jr. and Messrs. Dorsey R. Gardner and David B. Mathis, are independent in accordance with the rules of The NASDAQ Stock Market.

        The following table sets forth certain information as to the nominees for directors.

Name	Age	Positions and Offices	Director Since
Michael E. McGrath	61	Executive Chairman, President & CEO	2008
John T. Chain, Jr.	76	Director	1995
Dorsey R. Gardner	68	Director	2005
David B. Mathis	73	Director	1998

        The following biographical information is furnished with respect to each person who is a nominee for election as a director at the 2011 Annual Meeting of Stockholders. Each such person also currently serves as one of our directors.

        Michael E. McGrath, 61, has served as our President, CEO and Secretary since December 21, 2009 and has served as a member of our Board of Directors and as Executive Chairman since February 2008. Mr. McGrath served as a member of the board of directors of i2 Technologies, Inc., a publicly traded supply chain software company, from September 2004 through May 2008 and as its chief executive officer and president from February 2005 through July 2007. In 1976, Mr. McGrath co-founded Pittiglio Rabin Todd & McGrath (PRTM), a leading management consulting firm to technology-based companies. He spent 28 years leading PRTM, retiring in July 2004. In addition to the i2 Technologies board of directors, Mr. McGrath served on the board of directors of Entrust, Inc. (ENTU) from February 2007 until the company was sold in July 2009, and as Chairman of the Board from November 2008 until July 2009. He also served on the board of Sensable Technologies from before 2000 until March 2009. He served on the board of York Hospital from 2001 to 2010. He has served on the board of the Aidmatrix Foundation since 2006. Prior to co-founding PRTM, Mr. McGrath worked for PricewaterhouseCoopers, Texas Instruments and McCormack & Dodge. Our Board of Directors believes that Mr. McGrath is well qualified to serve as a director due to his position as our Executive Chairman, President and Chief Executive Officer, which provides him with intimate knowledge of our day-to-day operations. Furthermore, Mr. McGrath brings to the Board of Directors a wealth of leadership and consulting industry expertise as a result of his prior experience leading a management consulting company and a larger public company in a turn-around scenario.

        General (Retired) John T. Chain, Jr., 76, has served as a member of our Board of Directors since May 1995. He previously served as the Chairman of our Board of Directors from May 1998 until February 2008. He served as an Executive Vice President of Burlington Northern Santa Fe Corporation from 1991 to 1995 and as Special Assistant to the Chairman of Burlington Northern from November 1995 to March 1996. He served as the President of Quarterdeck Equity Partners, Inc., an investor in the aerospace industry, from June 1996 to June 2001. General Chain has served as a member of the boards of directors of ConAgra Foods, Inc., Northrop Grumman Corporation, Reynolds American Corporation, RJR Nabisco, Inc., Nabisco Group Holdings Corp. and Kemper Insurance. From 1986 to 1991, he served as a General (Commander-in-Chief, the Strategic Air Command) in the United States

Air Force. Our Board of Directors believes that Gen. Chain is well qualified to serve as a director due to his extensive and diverse leadership experiences, including senior leadership roles in the United States Air Force and as a director of several large public companies. Furthermore, our Board of Directors believes that Gen. Chain's significant holdings of our outstanding common stock and his long tenure as a member of our Board of Directors demonstrate his commitment to the success of our company.

        Dorsey R. Gardner, 68, has served as a member of our Board of Directors since June 2005. Mr. Gardner currently serves as President of Kelso Management Company, Inc., an investment management company, a position he has held since 1980. Mr. Gardner was also a General Partner at Hollybank Investments, LP, Thistle Investments, LP and Gattonside Investments, LLC (each a private investment fund) from 1994, 1999 and 2000, respectively, until 2002. Prior to 1994, Mr. Gardner spent 15 years at Fidelity Management & Research, including as a Vice-President from 1972 to 1980. Mr. Gardner previously served as a member of the board of directors of Otologics, LLC and of Echo Nest. He has served as a member of the board of directors of Crane Company since 1989. Our Board of Directors believes Mr. Gardner is well qualified to serve as a director due to his strong financial expertise gained from his financial leadership roles in a variety of private investment funds, his service as a director of several larger operating businesses and his active prior involvement as the financial expert on the Audit Committee of our Board of Directors.

        David B. Mathis, 73, has served as a member of our Board of Directors since August 1998. He previously served as Chairman of the Board and Chief Executive Officer of Kemper Insurance Companies, which has operations in commercial and personal insurance, risk management, and reinsurance, from 1990 to 2003, and currently serves as Chairman of Lumbermans Mutual Insurance Company, a position he has held since. Mr. Mathis has had a long career with Kemper since 1960 that has included executive assignments with both Kemper Insurance Companies and as Chief Executive Officer and Chairman of Kemper Corporation, its former publicly-owned affiliate. Mr. Mathis also serves on the board of directors of The Mosaic Company. Our Board of Directors believes Mr. Mathis is well qualified to serve as a director due to his broad range of business skills and experiences, particularly in the areas of financial and risk management, as well as his extensive senior executive leadership and management experiences at Kemper Insurance Companies, his service as a director of a larger operating company and his previous service on our Board of Directors.

        While it is not anticipated that any of the nominees will be unable to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

        The Board of Directors unanimously recommends that you vote FOR election of each of the four nominees. Proxies properly executed, dated and returned will be so voted unless contrary instructions are indicated on the proxy card.

 CORPORATE GOVERNANCE

Corporate Governance Materials

        We are committed to good corporate governance and to effective communication with our stockholders. The roles, duties and responsibilities of each committee of our Board of Directors are summarized below. To ensure that our stockholders have access to our governing documents, we provide copies of our Certificate of Incorporation, Bylaws, Code of Business Conduct and Ethics and the charters of our Compensation and Corporate Governance Committee and our Audit Committee on our website or to any stockholder who requests them by writing to our Investor Relations Department at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714. Please see the Corporate Governance section of the Company Information page of our website at www.thomasgroup.com for copies of these documents and any future updates to these documents. Information contained on our website is not incorporated into this proxy statement and does not constitute a part of this proxy statement.

Board of Directors; Director Independence

        The size of our Board of Directors is currently set at four members. Edward P. Evans passed away on December 31, 2010, resulting in a vacancy on the Board. The Board of Directors did not appoint an individual to fill the resulting vacancy, but instead reduced the size of our Board of Directors. The remaining four members of our Board of Directors will stand for reelection at our 2011 Annual Meeting of Stockholders. Our Board of Directors has determined that three of the four directors, John T. Chain, Jr., Dorsey R. Gardner and David B. Mathis, are independent in accordance with the rules of The NASDAQ Stock Market.

Board Leadership

        The roles of Chairman and Chief Executive Officer have been combined beginning in December 2009. The Board has determined that for a firm of our small size, and given the leadership and board experience of Michael E. McGrath, it is appropriate for these roles to be combined in a single individual. Our Board of Directors has not appointed a Lead Director. Our Board of Directors periodically reviews this structure for continued appropriateness.

Risk Oversight

        The risks facing Thomas Group change rapidly and must be the attention of all members of our Board of Directors and its committees, as well as management. For example, our Board of Directors as a whole must review enterprise risk when making decisions regarding our strategies, budgets and financial activities. The Audit Committee of our Board of Directors also has an essential role in reviewing specific financial and operational risks and management issues. The Charter of the Audit Committee requires that the Audit Committee discuss with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Compensation and Corporate Governance Committee of our Board of Directors must actively assess the risks associated with executive and employee compensation plans. All three of our independent directors currently serve on both the Audit Committee and the Compensation and Corporate Governance Committee. This position provides them a broad view of the operations of the Company and enables them to assess and oversee the risks that we face.

        Each member of our executive management team shares in the responsibility of risk assessment and management. In that role, each member of our management team has direct access to our Board of Directors and its committees to ensure a full and complete communication of risk issues. For example, the Audit Committee routinely meets with the Chief Financial Officer. Meetings of the Compensation and Corporate Governance Committee routinely included the Vice President of Human Resources until the position was eliminated upon Ms. Stacey's resignation and now include our Chief Financial Officer who has assumed oversight of human resources.

Board Meetings, Annual Meeting Attendance and Executive Sessions

        During 2010, our Board of Directors met five times and acted several times by unanimous written consent. Each director, except Mr. Gardner and Mr. Evans, attended 100% of these Board of Directors' meetings and the committee meetings on which he served. Mr. Gardner attended 75% of the meetings of each committee on which he served and 80% of the Board of Directors' meetings. Mr. Evans attended 50% of the meetings of each committee on which he served and 60% of the Board of Directors' meetings. Members of our Board of Directors may attend our Annual Meeting. Last year, other than Mr. McGrath, none of the members of the Board of Directors attended our Annual Meeting, but each participated telephonically in a Board of Directors meeting immediately following the Annual Meeting.

        Each regularly scheduled meeting of the Board of Directors includes an executive session in which the Board meets without non-members present. At the option of the independent members of Board of Directors, the Board may meet in these executive sessions without the presence of the Executive Chairman.

Board Committees

        Our Bylaws authorize the Board of Directors to appoint such committees as it deems advisable, with each committee having the authority to perform duties determined by the Board of Directors.

        Our Board of Directors currently has two standing committees, to which it has delegated certain duties and responsibilities. The two standing committees are the Audit Committee and the Compensation and Corporate Governance Committee.

  Audit Committee

        General Chain and Messrs. Gardner and Mathis are the current members of the Audit Committee of our Board of Directors. Mr. Mathis became a member of the Audit Committee in 1998. Mr. Gardner became a member of the Audit Committee in 2005. General Chain became a member of the Audit Committee in 2008. Mr. Gardner serves as Chairman of the Audit Committee. The Audit Committee met four times during 2010.

        The Audit Committee monitors and makes recommendations to our Board of Directors on matters pertaining to our financial management. Among others, the Audit Committee has the following duties and responsibilities:

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  monitoring the adequacy and effectiveness of the internal and external audit functions, control systems, financial accounting and reporting;

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  appointing and monitoring the performance of our independent auditors;

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  reviewing and pre-approving audit and non-audit services provided by our independent auditors;

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  discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

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  investigating any matters brought to its attention within the scope of its duties; and

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  overseeing adherence to applicable legal, ethical and regulatory requirements.

        For more information about our Audit Committee, see the "Report of the Audit Committee of the Board of Directors" below in this proxy statement. The Audit Committee operates pursuant to a charter that was amended and restated by our Board of Directors in March 2011. This charter is available in the Corporate Governance section of the Company Information page of our website at www.thomasgroup.com.

        Our Board of Directors has determined that each member of the Audit Committee who served during 2010 is "independent" as defined under NASDAQ Marketplace Rule 5605(a)(2), meets the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as well as the requirements of NASDAQ Marketplace Rule 5605(c)(2), including a determination that each member is financially literate. Our Board of Directors has determined that Mr. Gardner qualifies as a "financial expert" as defined by the rules of the Securities and Exchange Commission.

  Compensation and Corporate Governance Committee

        General Chain and Messrs. Gardner and Mathis are the current members of the Compensation and Corporate Governance Committee of our Board of Directors. Mr. Mathis became a member of the Compensation and Corporate Governance Committee in 1998. Mr. Gardner became member of the Compensation and Corporate Governance Committee in 2005. General Chain became a member of the Compensation and Corporate Governance Committee in 2008. General Chain serves as Chairman of the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee met four times during 2010.

        The Compensation and Corporate Governance Committee functions as both our compensation committee and our nominating committee and has, among others, the following duties and responsibilities:

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  reviewing and evaluating candidates for election to our Board of Directors;

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  recommending to our Board of Directors all committee assignments;

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  establishing an executive compensation policy, including the determination of annual and long-term compensation of our executive officers and certain other non-officer employees;

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  granting awards pursuant to our equity incentive plans; and

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  reviewing the compensation of directors and members of committees of our Board of Directors.

        In the course of fulfilling its duties regarding compensation matters, the Compensation and Corporate Governance Committee works with our Chief Executive Officer to review and make recommendations to the Board of Directors regarding general compensation goals and guidelines for non-officer employees and the criteria by which bonuses for non-officer employees are determined. Although the Compensation and Corporate Governance Committee may delegate to one or more officers designated by the Compensation and Corporate Governance Committee the authority to make equity compensation grants to eligible non-officers, subject to certain restrictions and reporting obligations, currently it has not done so.

        When evaluating director nominees, the Compensation and Corporate Governance Committee generally seeks to identify individuals with diverse, yet complementary backgrounds. Although we have no formal policy regarding diversity, the Compensation and Corporate Governance Committee considers both the personal characteristics and experience of director nominees, including each nominee's independence, skills, expertise, time availability, and industry backgrounds. The Compensation and Corporate Governance Committee believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields. In addition to business expertise, the Compensation and Corporate Governance Committee requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders.

        When seeking candidates for director, the Compensation and Corporate Governance Committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective candidate, the Compensation and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Compensation and Corporate Governance Committee may also ask the candidate to meet with management. If the Compensation and Corporate Governance Committee believes a candidate would be a valuable addition to the Board of Directors, it may recommend to the Board of Directors that the candidate be appointed or elected. The Board of Directors, upon evaluation and review of the candidates recommended by the Compensation and Corporate Governance Committee, will determine whom to recommend to the stockholders for election at an annual meeting of stockholders.

        In determining overall compensation for a specific officer, the Compensation and Corporate Governance Committee considers many factors, including the responsibilities and scope of the officer's particular position, his or her experience and performance in that position, the recent compensation history of the officer (including any special or unusual compensation payments), the period of time since his or her last increase in total compensation, the expected value of the officer's contribution to our future success and growth, the compensation levels of all employees to ensure internal pay equity is preserved, executive compensation at certain other companies to ensure that our compensation levels are competitive and our recent overall financial and business performance.

        The Compensation and Corporate Governance Committee operates pursuant to a charter that was amended and restated by our Board of Directors in April 2009. This charter is available in the Corporate Governance section of the Company Information page of our website at www.thomasgroup.com.

        Our Board of Directors has determined that all of the members of the Compensation and Corporate Governance Committee who served during 2010 are "independent" as defined under NASDAQ Marketplace Rule 5605(a)(2). Our Board of Directors also has determined that each of Messrs. Gardner and Mathis is an "outside director," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Stockholder Nominations for Directors

        Our Bylaws provide that a stockholder may nominate a person for election as a director at an annual meeting of stockholders if written notice of the stockholder's intent to make the nomination has been given to our Secretary not less than 30 days but not more than 60 days prior to the stockholder meeting, or, if later, the tenth day following the first public announcement of the date of the annual meeting of stockholders.

        This Bylaw provision also requires that any such notice set forth, among other things, the name and address of the stockholder giving the notice, as it appears on our books and records, and the class and number of shares of our capital stock owned by such stockholder. The notice must also contain such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Compensation and Corporate Governance Committee of the Board of Directors. Such notice must also be accompanied by the written consent of the proposed nominee to the naming of that person in the proxy statement for such year's annual meeting as a nominee and to serve as a director if elected. If the chairman of the annual meeting of stockholders determines that a nomination has not been made in accordance with these procedures, the chairman will so declare to the annual meeting of stockholders and the defective nomination will be disregarded. No stockholder has nominated a candidate for election to the Board of Directors at the annual meeting.

        If a stockholder meets the requirements and follows the procedures of the Bylaws to propose a nominee, the Compensation and Corporate Governance Committee will determine whether such proposed nominee holds qualifications necessary to serve as a member of the Board of Directors. The Compensation and Corporate Governance Committee will evaluate nominees proposed by stockholders using the same criteria for evaluating nominees referred by management or any other director.

        The Board of Directors, upon evaluation and review of the candidates recommended by the Compensation and Corporate Governance Committee, will determine whom to recommend to the stockholders for election at an annual meeting of stockholders. The Board of Directors uses the same criteria for evaluating nominees recommended by stockholders as for those referred by management or any other director. We do not pay and do not anticipate paying any fees to third parties for identifying or evaluating candidates for director.

 Stockholder Communications with Directors

        Stockholders may communicate with any and all members of the Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board of Directors) at the following address and fax number:

Name of Director(s)
c/o Secretary
Thomas Group, Inc.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039-3714
Fax: (972) 443-1742

        The Secretary will forward all communications to the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Secretary may, in his or her discretion, forward only representative correspondence.

Code of Ethics

        We have adopted a "code of ethics," as defined in Item 406(b) of Regulation S-K. Our code of ethics, known as our Code of Business Conduct and Ethics, applies to all our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, and also applies to all members of our Board of Directors. We have posted our Code of Business Conduct and Ethics in the Corporate Governance section of the Company Information page of our website at www.thomasgroup.com. In addition, we intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and relates to any element of the definition of code of ethics set forth in Item 406(b) of Regulation S-K by posting such information on our website, www.thomasgroup.com.

 Compensation Committee Interlocks and Insider Participation

        No member of the Compensation and Corporate Governance Committee is or has been an officer or employee of us or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. None of our executive officers served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on our Compensation and Corporate Governance Committee or as one of our directors. None of our executive officers served as a director of another corporation, one of whose executive officers served on our Compensation and Corporate Governance Committee.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The following biographical information is furnished with respect to each person who currently serves as one of our executive officers but does not serve on our Board of Directors. The information includes present position with the company, period served as an officer, and other business experience.

        Frank W. Tilley, 65, has served as our Chief Financial Officer, Treasurer and Vice President since August 2010. From April 2008 until August 2010 he served as our Interim Chief Financial Officer and Vice President. In addition to this role at Thomas Group, Mr. Tilley was a member of the executive services firm Tatum LLC, a national firm which provides financial and technology executives for other organizations on a permanent, interim or part-time basis from 2003 through July 2010. On January 31, 2010, Tatum LLC was sold and Mr. Tilley ceased to hold any ownership interest in that firm. While Mr. Tilley was with Tatum, he completed a number of consulting assignments as well as served as interim chief financial officer for ATI Acquisition Company and its subsidiaries, an Arlington, Texas based education company, and as interim chief financial officer of Carreker Corporation, a public enterprise software and consulting firm in Dallas, Texas. Prior to joining Tatum, Mr. Tilley served as Director of Finance (principal financial officer) of DiCon Fiberoptics, Inc., a Richmond, California based major manufacturer of passive fiberoptic components for the telecommunications industry. Prior to his work at DiCon, Mr. Tilley served as Chief Financial Officer and Executive Vice President of Sentry Group Services, Inc., a Fort Worth, Texas based funeral home and cemetery company. Previously he served as an independent consultant and held several positions with JPMorgan Chase Bank and predecessors in Dallas, Texas.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock, par value $0.01 per share, as of April 27, 2011, by:

  •
  each of our directors;

  •
  each executive officer named in the Summary Compensation Table on page 12; and

  •
  all of our executive officers and directors as a group.

  •
  all persons who are known by us to be beneficial owners of 5% or more of our outstanding common stock.

Name and Address of Beneficial Owner	Shares Owned(1)		Percent of Class
John T. Chain, Jr.**	648,586		29.13%
Dorsey R. Gardner**	74,064		3.33%
David B. Mathis**	3,376		*
Michael E. McGrath**	155,000	(2)	6.96%
Frank W. Tilley**	0		*
All Directors and Executive Officers as a Group (5 persons)	881,026		39.57%
Additional 5% or more Beneficial Owners
Estate of Edward P. Evans and affiliates c/o Fiduciary Trust Company International, Attn: Michael Mariani, 600 Fifth Avenue, 6th Floor, New York, NY 10020-2302	780,661	(3)	35.06%

*
Indicates less than one percent (1%)

**
c/o Thomas Group, Inc., 5221 N. O'Connor Blvd, Suite 500, Irving, TX 75039

(1)
Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Beneficial ownership as reported in the above table has been determined according to Rule 13d-3 of the Securities Exchange Act of 1934, as amended. The percentages shown are calculated based on 2,226,553 shares of common stock outstanding on April 27, 2011. Except as otherwise noted, the numbers and percentages shown include the shares actually owned as of April 27, 2011, and the shares that the identified person or group has the right to acquire within 60 days after that date. In calculating the percentage ownership, all shares that the identified person or group has the right to acquire within 60 days after April 27, 2011 upon exercise of options are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other person or group.

(2)
Includes 60,000 shares of restricted stock granted to Mr. McGrath on March 15, 2011, with vesting of 15,000 shares at the end of each calendar quarter, contingent upon his being employed by the company at the end of such calendar quarter. On March 31, 2011, the first 15,000 shares vested and were issued to Mr. McGrath.

(3)
Consists of 621,557 shares held directly by the estate of Mr. Evans as reported on Schedule 13D filed with the SEC on April 22, 2011; 85,454 shares held by the Edward P. Evans Foundation; 25,650 shares held by Fiduciary Trust Co. International, custodian for the Edward P. Evans IRA; and 48,000 shares held by the Merrick Gillies UGMA MA. Power to vote or dispose of shares held by the Edward P. Evans Foundation, Fiduciary Trust Co. International, custodian for the Edward P. Evans IRA, and the Merrick Gillies UGMA MA, were held by Mr. Evans prior to his death. As reported by the estate of Mr. Evans on the Schedule 13D filing, pursuant to the Last Will and Testament of Mr. Evans, following certain pre-residuary bequests of the property of the estate, the balance of the estate (including the shares of our common stock, to the extent not sold by the estate) is to be distributed to the Edward P. Evans Foundation (the "Foundation"). We have not been able to determine the disposition or voting authority of shares held in the Edward P. Evans IRA, the Edward P. Evans Foundation and by the Merrick Gillies UGMA MA as of April 27, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires certain officers and directors and any persons who own more than 10% of our common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the Securities and Exchange Commission. Based on our review of such forms furnished to us and written representations from reporting persons, we believe that during 2010 all of such reporting persons complied with the Section 16(a) filing requirements applicable to them, except that one Form 4 for Michael E. McGrath's award of restricted shares in March, 2010 was filed late.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth compensation information with respect to the 2010, 2009 and 2008 fiscal years for (i) the one person who served as our Chief Executive Officer during 2010 and 2009 and (ii) the two other persons who were serving as our most highly compensated executive officers at the end of the 2010 fiscal year.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(1) (e)	Option Awards ($)(1) (f)	Non- Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(4) (i)	Total ($) (j)
Michael E. McGrath(2)(3)	2010	325,293	—	244,500	—	—	—	—	569,793
Executive Chairman,	2009	330,000	—	(366,929)	—	—	—	—	(36,929)
President and Chief Executive Officer	2008	287,692	69,283	707,929	—	—	—	—	1,064,904
Frank W. Tilley(3)(5)	2010	236,250	—	—	—	—	—	3,974	240,224
Chief Financial Officer,	2009	294,000	—	—	—	—	—	5,194	299,194
Treasurer and Vice President	2008	203,916	—	—	—	—	—	4,126	208,042
Robin R. Stacey(3)(6)	2010	142,154	—	—	—	—	—	667	142,821
former Vice President,	2009	160,000	—	—	—	—	—	1,547	161,547
Human Resources	2008	83,077						586	83,663

(1)
The amounts in columns (e) and (f) reflect the aggregate grant date fair value of equity-based awards pursuant to our equity compensation plans determined in accordance with ASC 718, Stock Compensation. Multi-year equity incentive plan awards were made in March 2008 for the years 2008, 2009 and 2010 for Michael E. McGrath with a predetermined number of shares each year. The vesting for each year was subject to meeting or exceeding minimum performance criteria to be set by the Board of Directors in the first quarter of each applicable year. No shares vested for Mr. McGrath. Mr. McGrath's multi-year awards were cancelled in December 31, 2009. In 2010 Mr. McGrath received an additional stock grant award which vested quarterly during the year. Under ASC 718, Stock Compensation the applicable expense is determined based on the closing price for our stock on the date (the "grant date") when the performance criteria is set by the Board of Directors for the grant.

(2)
On December 21, 2009, Mr. McGrath, our Executive Chairman, assumed the additional roles of President and Chief Executive Officer. In connection therewith, Mr. McGrath agreed to increase his time commitment to the company from up to one—third of his time to substantially full time at his then existing salary of $330,000 per year. In November 2010, he was subject to the temporary partial furlough and his annual base compensation was reduced to $250,000.

(3)
Effective November 1, 2010, we implemented temporary partial furloughs and salary reductions for members of our management team in order to reduce expenses. Mr. McGrath, Mr. Tilley and Ms. Stacey became subject to a flexible work schedule and adjusted compensation based on job requirements, including utilization on client engagements.

(4)
The 2010 amounts for Mr. Tilley represent a medical insurance allowance of $2,994 and 401(k) plan matching contributions of $980. The 2009 amounts for Mr. Tilley represent a medical insurance allowance of $2,994 and 401(k) plan matching contributions of $2,200. The 2008 amounts for Mr. Tilley represent a medical insurance allowance of $2,076 and 401(k) plan matching contributions of $2,050.

(5)
Mr. Tilley joined Thomas Group on April 25, 2008. Through January 2010 he was a member of Tatum LLC, an executive services firm which provides full-time, part-time, and interim executives for organizations. In connection with the hiring of Mr. Tilley, we entered into an executive services agreement with Tatum LLC for his services. In addition to Mr. Tilley's compensation as shown above, Tatum LLC received additional fees of $110,008, $126,000 and $87,341 for Mr. Tilley's services to Thomas Group in 2010, 2009 and 2008, respectively. His ownership interest in Tatum LLC was less than 0.082% in 2008, 2009, and January 2010. On January 31, 2010, Tatum LLC was sold and Mr. Tilley ceased to hold any ownership interest in that firm. Effective August 2010, the contract for Mr. Tilley's services from Tatum LLC was terminated by mutual agreement in exchange for payment of a cancellation fee and Mr. Tilley was employed as the Chief Financial

  Officer, Treasurer and Vice President with an annual base compensation of $240,000. In November 2010, he was subject to the temporary partial furlough and his annual base compensation was reduced to $150,000.

(6)
Ms. Stacey joined Thomas Group on June 2, 2008. In November 2010, she was subject to the temporary partial furlough and her annual base compensation was reduced to $96,000. Ms. Stacey resigned to join another firm effective December 2, 2010. She received an additional payment of $3,500 at that time to provide consulting services to us through March 31, 2011.

Compensation Consultants

        Neither we nor our Board of Directors has employed a compensation consultant for 2008, 2009 or 2010. The Compensation and Corporate Governance Committee under its charter has the sole authority to retain and terminate any compensation advisory firm engaged to assist in developing compensation programs for our officers and employees, including the sole authority to approve any compensation advisory firm's fees and other retention terms.

Outstanding Equity Awards at Fiscal Year-End 2010

        The following table sets forth certain information with respect to equity awards outstanding at December 31, 2010:

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Michael E. McGrath, Executive Chairman, President, and Chief Executive Officer	—	—	—	—	—	—	—	—	—
Frank W. Tilley, Interim Chief Financial Officer and Vice President	—	—	—	—	—	—	—	—	—
Robin R. Stacey, former Vice President, Human Resources	—	—	—	—	—	—	—	—	—

        No executive officer had any equity awards outstanding at December 31, 2010.

Potential Payments upon Termination

        On March 3, 2011, the Compensation and Corporate Governance Committee of our Board of Directors adopted a retention pay program for certain of our officers and employees in order to help preserve the continuity of our operations and management. Under the retention pay program, each of Michael E. McGrath, our Executive Chairman, President and Chief Executive Officer, and Frank Tilley, our Chief Financial Officer, Vice President and Treasurer, will be entitled to receive a lump sum payment equal to six months of his then-current base salary if we terminate his employment for any reason other than Cause. "Cause" means the employee's:

  •
  repeated and willful failure to perform one or more of his essential duties and responsibilities to us in a satisfactory manner;

  •
  repeated and willful failure to follow our lawful and reasonable directives;

  •
  material violation of any of our written policies;

  •
  commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to our company;

  •
  unauthorized use or disclosure of any of our proprietary information or trade secrets; or

  •
  willful breach of any of his obligations under any written agreement or covenant with us.

        The retention pay program remains in effect through the end of 2012. At that time the program will expire and no payments under this program will be payable for any officer or employee whose employment is terminated after that date.

DIRECTOR COMPENSATION

        Directors who also are employees are not paid any fees or other compensation for service as members of the Board of Directors or any of its committees. Mr. McGrath, our Executive Chairman of the Board, was the only director who was an employee of Thomas Group during 2010, and his compensation is included above in the Summary Compensation Table. As of July 1, 2009, all director retainer payments were suspended. Directors also received reimbursement for out-of-pocket expenses incurred in connection with their service on the Board of Directors.

Director Compensation Table

        The following table sets forth certain information with respect to our non-employee director compensation during the fiscal year ended December 31, 2010.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
John T. Chain, Jr.	$—	—	—	—	—	—	$—
Edward P. Evans	$—	—	—	—	—	—	$—
Dorsey R. Gardner	$—	—	—	—	—	—	$—
David B. Mathis	$—	—	—	—	—	—	$—

        Directors were reimbursed for travel expenses and out of pocket expenses related to travel to meetings of the Board of Directors in accordance with our standard travel and expense policies.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since the beginning of 2010, we have not been a participant in any transaction that involved more than $120,000 and in which any executive officer, director, nominee for director, 5% stockholder or any of their immediate family members had or will have a direct or indirect material interest. The preceding statement does not address compensation paid in connection with employment or service as a member of our Board of Directors.

        We believe that all transactions between us and our officers, directors, nominees, principal stockholders and other affiliates have been on terms no less favorable to us than could be obtained from unaffiliated third parties.

        While we have no formal written policy regarding review of related party transactions, the Audit Committee of our Board of Directors reviews all related party transactions for potential conflict of interest situations on an ongoing basis and approves any such transactions, including those types of transactions listed in Item 404 of Regulation S-K. Any such transaction may be approved alternatively by another independent body of the Board of Directors in accordance with NASDAQ Marketplace Rule 5630(a).

 PROPOSAL NUMBER 2—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has appointed Hein & Associates LLP to audit our annual financial statements for the year ending December 31, 2011. Hein & Associates LLP audited our financial statements for 2010.

        Representatives of Hein & Associates LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. These representatives also will be available to respond to appropriate questions.

        The proposal to ratify the appointment of Hein & Associates LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2011 will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.

        The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of Hein & Associates LLP. Proxies properly executed, dated and returned will be so voted unless contrary instructions are indicated on the proxy card.

 PRINCIPAL ACCOUNTING FEES AND SERVICES

        All of the services rendered to us by Hein & Associates LLP during 2010 were pre-approved by the Audit Committee. Hein & Associates LLP has provided services to us in the following categories and amounts:

	2010	2009
Audit Fees(1)	$92,522	$98,099
Audit Related Fees(2)	5,800	19,000
Tax Fees(3)	—	—
All Other Fees(4)	—	1,927

Total Fees	$98,322	$119,026

(1)
Audit Fees—These are fees for professional services performed by Hein & Associates LLP for the audit of our annual financial statements, review of financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)
Audit Related Fees—These are fees for assurance and related services performed by Hein & Associates LLP that are reasonably related to the performance of the audit or review of our financial statements. This includes employee benefit and compensation plan audits and attestations by Hein & Associates LLP that are not required by statute and consulting on financial accounting and reporting standards.

(3)
Tax Fees—There were no such fees paid in 2010 or 2009 to Hein & Associates LLP.

(4)
All Other Fees—These are fees for other permissible work performed by Hein & Associates LLP that do not meet the above category descriptions. In 2009, these fees related to Audit Committee meetings and the annual meetings of stockholders.

Pre-Approval Policy

        The Audit Committee's guidelines with respect to pre-approval of audit and non-audit services are summarized below.

  General

        The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the chairman of the Audit Committee. Any proposed service exceeding pre-approved cost levels requires specific pre-approval by the Audit Committee.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

  Audit Services

        The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters. In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

  Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor.

  Tax Services

        The Audit Committee believes that the independent auditor can provide tax services to us, such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, we currently use another firm to provide most or all of these services.

  All Other Services

        The Audit Committee may grant pre-approval to those permissible non-audit services classified as "all other services" that it believes would not impair the independence of the auditor.

  Pre-Approval of Fee Levels

        Pre-approval of fee levels for all services to be provided by the independent auditor are established periodically by the Audit Committee. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee is appointed by the Board of Directors and operates pursuant to a formal written charter that was amended and restated by the Board of Directors in March 2011. The Audit Committee charter provides that the Audit Committee shall have at least two directors, all of whom are independent as defined by the rules and regulations of the Securities and Exchange Commission and the rules of The NASDAQ Stock Market. The Audit Committee currently has three members. The Board of Directors has determined that each of the members of the Audit Committee, Gen. Chain and Messrs. Gardner and Mathis, is independent. In addition, the Board of Directors has determined that Mr. Gardner is an "audit committee financial expert" as such term is defined by the rules and regulations of the Securities and Exchange Commission.

        The Audit Committee reviews the company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, internal controls and the quality and integrity of the reporting process. The company's independent auditors are responsible for conducting an audit, and based on that audit, expressing an opinion on the company's consolidated financial statements.

        In this context, the Audit Committee has reviewed the audited consolidated financial statements and the quarterly condensed consolidated financial statements for 2010, and has discussed the financial statements with management and Hein & Associates LLP, the company's independent registered public accounting firm. The Audit Committee has discussed with Hein & Associates LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received from Hein & Associates LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Hein & Associates LLP its independence from the company and its management. Additionally, the Audit Committee has selected Hein & Associates LLP for the audit of the 2011 financial statements.

        The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the company's independent auditors included in their report on the company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards or that the company's independent accountants are in fact "independent."

        Based on the Audit Committee's discussions with management and Hein & Associates LLP, the Audit Committee's review of the representations of management, and the report of Hein & Associates LLP, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2010.

Respectfully submitted,
Audit Committee
Dorsey R. Gardner, Chairman John T. Chain, Jr. David B. Mathis

        Pursuant to SEC rules, the foregoing Audit Committee Report is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

 STOCKHOLDER PROPOSALS AND ADVANCE NOTICE PROCEDURES

        In order for stockholder proposals to receive consideration for inclusion in our proxy statement for our annual meeting of stockholders to take place in 2012, such proposals must be written, must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, and must be received at our offices at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas, 75039-3714, Attention: Secretary, by January 14, 2012.

        Our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals (other than through inclusion in the proxy statement) and nominations of individuals for election to the Board of Directors. In general, notice of a director nomination for an annual meeting must be received by us not less than 30 but not more than 60 days before the date of the meeting and must contain specified information and conform to certain requirements, as set forth in the Bylaws. We expect to hold our 2012 annual meeting on or about June 20, 2012. If you wish to submit a stockholder proposal at the annual meeting, other than through inclusion in the proxy statement, you must notify us prior to March 29, 2012. If you do not notify us of your proposal by that date, we will exercise our discretionary voting power on that proposal.

        In addition, if you submit a proposal outside of Rule 14a-8 of the Securities Exchange Act of 1934 for the 2012 annual meeting, and the proposal fails to comply with the advance notice procedure prescribed by our Bylaws, then our proxy or proxies may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal.

OTHER MATTERS

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which includes financial statements, accompanies this proxy statement and is available free of charge for viewing or printing at www.edocumentview.com/TGIS. The Annual Report does not form a part of this proxy statement or the materials for the solicitation of proxies to be voted at the annual meeting.

        A copy of our Annual Report on Form 10-K will be furnished at no charge to each person to whom a proxy statement is delivered upon receipt of a written request of such person addressed to Thomas Group, Inc., 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714, telephone (972) 869-3400. We also will furnish our Annual Report on Form 10-K to any "beneficial owner" of such securities at no charge upon receipt of a written request, addressed to us, containing a good faith representation that, at the record date, such person was a beneficial owner of our securities entitled to vote at the annual meeting. Copies of any exhibit to the Annual Report on Form 10-K will be furnished upon the payment of a reasonable fee.

        Our Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the annual meeting. However, if any other proper items of business should come before the annual meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

        Information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

By Order of the Board of Directors,
Michael E. McGrath Executive Chairman, President and Chief Executive Officer

Irving, Texas
April 29, 2011

PROXY AND NOTICE OF INTERNET AVAILABILITY

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01C17B 1 U P X + Annual Meeting Proxy Card . + Change of Address — Please print new address below. 01 - John T. Chain, Jr. 02 - Dorsey R. Gardner 03 - David B. Mathis 04 - Michael E. McGrath Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Proposal to elect five Directors, Nominees: For Against Abstain 2. Proposal to ratify the appointment of Hein & Associates LLP, independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2011. 01 02 03 04 Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy will be voted at the Annual Meeting or any adjournment or postponement thereof as specified. IMPORTANT ANNUAL MEETING INFORMATION MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 C 1234567890 J N T 1 1 5 8 9 0 1 1234 5678 9012 345 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 21, 2011. Vote by Internet Log on to the Internet and go to www.envisionreports.com/TGIS Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Michael McGrath and Frank Tilley, and each of them with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Thomas Group, Inc. (the “Company”) to be held on Wednesday, June 22, 2011, at the principal executive offices of the Company, located at 5221 N. O’Connor Boulevard, Suite 500, Irving, Texas at 9:00 A.M., Central Time, and any and all adjournments or postponements thereof, including (without limiting the generality of the foregoing) to vote and act as stated on the reverse side. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. You can access, view and download this year’s Annual Report on Form 10-K and Proxy Statement at www.edocumentview.com/TGIS. Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States. SEE REVERSE SIDE . Proxy — THOMAS GROUP, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

www.envisionreports.com/TGIS Step 1: Go to www.envisionreports.com/TGIS to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. 01C19B + + Important Notice Regarding the Availability of Proxy Materials for the Thomas Group, Inc. Stockholder Meeting to be Held on June 22, 2011 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report on Form 10-K are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 13, 2011 to facilitate timely delivery. . Stockholder Meeting Notice IMPORTANT ANNUAL MEETING INFORMATION 1 1 5 8 9 0 C 1234567890 1234 5678 9012 345 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/TGIS. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Thomas Group, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 13, 2011. Stockholder Meeting Notice Thomas Group, Inc.’s Annual Meeting of Stockholders will be held on June 22, 2011 at the principal executive offices of the Company, located at 5221 N. O’Connor Boulevard, Suite 500, Irving, Texas at 9:00 A.M. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Proposal to elect the four persons listed in the proxy statement to serve as directors until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified. 2. Proposal to ratify the appointment of Hein & Associates LLP, independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2011. Note: At the Annual Meeting of Stockholders, such other business as may properly come before the meeting or any adjournments or postponements thereof will be considered. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. You may obtain directions to the meeting location by calling (972) 869-3400. 01C19B